Exhibit 99.1

AMENDMENT
TO
FORBEARANCE AGREEMENT AND AMENDMENT NO. 4
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 4 (this “Amendment”), dated as of March 6, 2009, by and among LIFETIME BRANDS, INC., (the “Borrower”), the several financial institutions party hereto and HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders.

RECITALS

A.     The Borrower, the Lenders, Citibank, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Syndication Agent, and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of October 31, 2006 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein or in the Acknowledgement and Consent annexed hereto shall have the meanings ascribed to them in the Credit Agreement.

B.     The Borrower has advised the Administrative Agent and the Lenders that it was not, as at December 31, 2008, in compliance with the provisions of Sections 7.13, 7.15 and 7.18 of the Credit Agreement (the “Subject Events of Default ”).

C.     In connection with the Subject Events of Default, the Borrower, the Required Lenders and the Administrative Agent entered into Forbearance Agreement and Amendment No. 4 to Second Amended and Restated Credit Agreement, dated as of February 12, 2009 (the “Forbearance Agreement”), pursuant to which (1) the Administrative Agent and the Required Lenders agreed, during the Forbearance Period, to forbear from (a) declaring the Obligations, all interest thereon and all other amounts payable under the Loan Documents to be due and payable as a result of the occurrence of the Subject Events of Default and (b) (i) terminating any obligation of the Lenders to make Loans and any obligation of the Issuer to issue Letters of Credit, or (ii) demanding that the Borrower pay to the Administrative Agent an amount equal to the Letter of Credit Exposure outstanding on the Forbearance Effective Date, as a result of the occurrence of the Subject Events of Default and (c) instituting any judicial or non-judicial action or proceeding to enforce or obtain payment of the Obligations or to enforce the Administrative Agent’s security interests as a result of the Subject Events of Default and (2) the Credit Agreement was amended and modified in certain respects.

D.    The Borrower has requested that the Administrative Agent and the Required Lenders extend the Forbearance Period to March 31, 2009.

E.     The Administrative Agent has advised the Borrower that the Required Lenders are willing to agree to its request on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.     Acknowledgments.

(a)     The Borrower hereby acknowledges, confirms and declares that, as of the date hereof, all amounts due to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents without any acceleration of amounts are unconditionally due and owing, without any setoff, deduction, counterclaim, or defense of any kind or nature to the payment thereof.

(b)     The Borrower and each of the Guarantors, by its execution of the Acknowledgment and Consent annexed hereto, acknowledges that the agreement of the Administrative Agent and the Lenders to forbear contained in the Forbearance Agreement (as modified hereby) does not (i) except as expressly set forth in Section 4 of the Forbearance Agreement, constitute a waiver of the Subject Events of Default, (ii) constitute a waiver of any other Event of Default that may have occurred, that currently exists or that may hereafter occur under the Credit Agreement or any other Loan Document, and (iii) except as expressly set forth in Section 2 hereof, constitute an amendment or modification of any term, covenant or condition of the Forbearance Agreement, the Credit Agreement or any other Loan Document.

(c)     The Borrower acknowledges that (i) as a result of the Subject Events of Default and, notwithstanding the agreement of the Administrative Agent and the Required Lenders to extend the Forbearance Period pursuant hereto, but for the agreements of the parties set forth in the Forbearance Agreement, the Lenders would be under no obligation to continue to make Loans or otherwise make available Extensions of Credit to or for the account of the Borrower and (ii)  notwithstanding the Subject Events of Default, the election of the Lenders to continue to make Loans and issue Letters of Credit under the Credit Agreement during the Forbearance Period on and the terms and conditions set forth herein shall not (A) constitute a waiver of the Subject Events of Default or any future Events of Default, (B) constitute an agreement or commitment by any Lender to continue to make Loans or otherwise make available Extensions of Credit (including, without limitation, Letters of Credit) in the event that any other Events of Default occur hereafter or (C) constitute an agreement or commitment by any Lender to continue to make Loans or otherwise make available Extensions of Credit (including, without limitation, Letters of Credit) on or after the Forbearance Termination Date.

(d)     The Borrower and each of the Guarantors, by its execution of the Acknowledgment and Consent annexed hereto, acknowledges that: (i) it has been advised by counsel in the negotiation, execution and delivery of this Amendment; and (ii) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or the Guarantors arising out of or in connection with the Credit Agreement, the other Loan Documents or this Amendment, and the relationship between the Administrative Agent and the Lenders, on the one hand, and the Borrower and the Guarantors, on the other, in connection herewith and therewith is solely that of creditor and debtor.

2.     Amendments to the Forbearance Agreement.

(a)     Forbearance Termination Date. Section 1 of the Forbearance Agreement is hereby amended by deleting the reference to “March 6, 2009” in clause (ii) of the definition of “Forbearance Termination Date ” and substituting therefor “March 31, 2009”.

(b)     Extensions of Credit. Section 5(a) of the Forbearance Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

Week	Aggregate Principal Amount of Outstanding Extensions of Credit
Week commencing February 9, 2009	$85,881,000.00
Week commencing February 16, 2009	$90,343,000.00
Week commencing February 23, 2009	$92,260,000.00
Week commencing March 2, 2009	$92,260,000.00
Week commencing March 9, 2009	$94,110,000.00
Week commencing March 16, 2009	$91,966,000.00
Week commencing March 23, 2009	$92,817,000.00
Week commencing March 30, 2009	$90,082,000.00

(c)     General. All references to “this Agreement” in the Forbearance Agreement shall be deemed to refer to the Forbearance Agreement as amended and supplemented hereby.

3.     Conditions to Effectiveness. This Amendment shall be effective upon the satisfaction of each of the following conditions:

(a)     The Administrative Agent shall have received an executed counterpart of this Amendment signed by the Borrower, the Required Lenders and the Administrative Agent.

(b)     The Administrative Agent shall have received an executed counterpart of the acknowledgement and consent annexed hereto duly executed by each of the Guarantors.

(c)     The representations and warranties contained in the Credit Agreement shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and, after giving effect to the amendments set forth in Section 2 hereof, no Default or Event of Default shall exist.

(d)     The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(e)     The Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders in connection with this Amendment.

The Administrative Agent shall notify the Borrower and the Credit Parties of the effective date of this Amendment, and such notice shall be conclusive and binding.

4.     Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)     The representations and warranties set forth in the Loan Documents (other than the representations and warranties made as of a specific date) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof.

(b)     After giving effect to the amendments set forth in Section 2 hereof, other than the Subject Events of Default, no Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

(c)     (i)  The execution, delivery and performance by the Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of the Borrower, (ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by the Borrower hereof: (A) contravenes the terms of the Borrower ’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which the Borrower or its property is subject, or (C) violates any requirement of law.

5.     Effect; No Waiver.

(a)     The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no defenses to or offsets against any such obligation. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.

(b)     The Borrower hereby (i) reaffirms all of its agreements and obligations under the Security Documents, (ii) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as amended hereby are “Obligations ” as that term is defined in the Security Documents and (iii) reaffirms that all such Obligations continue to be secured by the Security Documents, which remains in full force and effect and is hereby ratified and confirmed.

6.     Miscellaneous.

(a)     The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(b)     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

(c)     This Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(d)     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

LIFETIME BRANDS, INC.
By: /s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer

LIFETIME BRANDS AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 4 SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent, Issuer and Lender
By: /s/ Christopher Mendelsohn
Name: Christopher J. Mendelsohn Title: Senior Vice President

LIFETIME BRANDS AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 4 SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as Syndication Agent and Lender
By: /s/ Barbara G. Bertschi
Name: Barbara G. Bertschi Title: Senior Vice President

LIFETIME BRANDS AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 4 SIGNATURE PAGE

CITIBANK, N.A., as Co-Documentation Agent and Lender
By: ______________________
Name: Title:

LIFETIME BRANDS AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 4 SIGNATURE PAGE

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender
By: /s/ Edward Nallan
Name: Edward P. Nallan, Jr. Title: Senior Vice President

LIFETIME BRANDS AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 4 SIGNATURE PAGE

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by the Borrower of the foregoing Amendment; (2) confirms and agrees that it is a Guarantor party to the Guarantee Agreement and a Grantor party to the Security Agreement and that the Guarantee Agreement, the Security Agreement and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms, (3) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) in the Guarantee Agreement and the other Loan Documents shall include the Indebtedness of the Borrower under the foregoing Amendment; (4) agrees that the definition of “Credit Agreement” in the Guarantee Agreement and the other Loan Documents to which it is a party is hereby amended to mean the Credit Agreement as modified by the foregoing Amendment; (5) reaffirms its continuing liability under its Guarantee Agreement (as modified hereby); (6) reaffirms all of its agreements and obligations under the Security Documents; (7) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as modified by the foregoing Amendment are “Obligations” as that term is defined in the Security Documents; and (8) reaffirms that all such Obligations continue to be secured by the Security Documents, which remain in full force and effect and are hereby ratified and confirmed.

OUTLET RETAIL STORES, INC.
By: /s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer
PFALTZGRAFF FACTORY STORES, INC.
By: /s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer

SYRATECH ACQUISITION CORPORATION
By: /s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer

LTB DE MEXICO, S.A. DE C.V.
By: /s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer

TMC ACQUISITION INC.
By: /s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief
Financial Officer